UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2013

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 23, 2013, Outerwall Inc. (“Outerwall”), a Delaware corporation, completed the acquisition of ecoATM, Inc., a Delaware corporation (“ecoATM”), pursuant to that Agreement and Plan of Merger (the “Agreement”), dated July 1, 2013, among Outerwall, ecoATM, and Braeburn Acquisition Corporation (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Outerwall. At the closing of the transaction, Merger Sub merged with and into ecoATM (the “Acquisition”), with ecoATM becoming a wholly owned subsidiary of Outerwall. ecoATM provides an automated self-serve kiosk system to purchase used mobile phones, tablets and MP3 players for cash. Outerwall has entered into retention agreements with certain senior management of ecoATM.

The total purchase price for the Acquisition was approximately $350 million (which covered payoff of certain indebtedness and certain transaction costs of ecoATM). Payment of the total purchase price was in cash and took into account Outerwall’s pre-Acquisition 23% equity interest in ecoATM, for which no cash payment was made, resulting in a cash payment of $262.9 million upon closing, which includes certain purchase adjustments for working capital. Approximately $44.5 million of the purchase price is subject to an escrow holdback as security covering various indemnification obligations and adjustments under the Agreement. Outerwall used cash on hand and drew $100.0 million on its revolving line of credit provided by a syndicate of lenders led by Bank of America, N.A. (also the credit facility’s administrative agent), to pay the Acquisition purchase price. Outerwall plans to provide additional information on the Acquisition when it reports earnings on July 25, 2013.

The foregoing summary is qualified in its entirety by reference to the text of the Agreement, which is filed as an exhibit to this Current Report on Form 8-K.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect” and “will” and variations of such words, and future-looking and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. Forward-looking statements are not guarantees of future events, results, performance, or conditions. The forward-looking statements in this report, including those relating to the Acquisition (including the escrow holdback, potential indemnification and adjustments related thereto) and the performance of ecoATM following the Acquisition, are only predictions based on the current intent and expectations, and actual events, results, performance, and conditions may be materially different from those expressed or implied in those statements. Differences may result from actions taken by Outerwall, as well as from risks and uncertainties beyond Outerwall’s control, including those of and relating to ecoATM. Such risks and uncertainties include, but are not limited to, actions resulting from federal, state, local and other laws and regulations or taken by governing bodies, as well as other third parties relating to, among other things, certain contracts in connection with the Acquisition, and ecoATM securityholders. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect Outerwall, please review “Risk Factors” described in Outerwall’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), as well as other public filings with the SEC. These forward-looking statements reflect Outerwall’s expectations as of the date of this report. Outerwall undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits (Exhibit 2.1 is filed herewith):

Exhibit Number	Description of Document

2.1	Agreement and Plan of Merger, dated July 1, 2013, among Outerwall Inc., ecoATM, Inc., and Braeburn Acquisition Corporation*

*

In reviewing this agreement, please remember it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about Outerwall or the other parties to the agreement. The agreement may contain representations and warranties by the parties to the agreement. These representations and warranties have been made solely for the benefit of the other party or parties to the agreement and (i) should not in all instances be treated as categorical statements of fact, but rather as a means of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified by disclosures that were made to the other party or parties in connection with the negotiation of the attached agreement, which disclosures are not necessarily reflected in the agreement; (iii) may apply standards of materiality in a manner that is different from what may be viewed as material to you or other investors; and (iv) were made only as of the date of the agreement or other date or dates that may be specified in the agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found in the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

Date: July 24, 2013	By:	/s/ Galen C. Smith
Galen C. Smith
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Document

2.1	Agreement and Plan of Merger, dated July 1, 2013, among Outerwall Inc., ecoATM, Inc., and Braeburn Acquisition Corporation*

*	In reviewing this agreement, please remember it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about Outerwall or the other parties to the agreement. The agreement may contain representations and warranties by the parties to the agreement. These representations and warranties have been made solely for the benefit of the other party or parties to the agreement and (i) should not in all instances be treated as categorical statements of fact, but rather as a means of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified by disclosures that were made to the other party or parties in connection with the negotiation of the attached agreement, which disclosures are not necessarily reflected in the agreement; (iii) may apply standards of materiality in a manner that is different from what may be viewed as material to you or other investors; and (iv) were made only as of the date of the agreement or other date or dates that may be specified in the agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found in the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.